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(UBS LOGO)   Global Asset Management

UBS Global Asset Management-Americas
Code of Ethics

SEPTEMBER 30, 2009

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UBS GLOBAL ASSET MANAGEMENT-AMERICAS: CODE OF ETHICS

TABLE OF CONTENTS

1. Introduction ........................................................            1
2. Types of Accounts
   2.1 Covered Accounts ................................................            3
   2.2 Joint Accounts ..................................................            3
   2.3 Investment Clubs ................................................            3
3. Establishing Covered Accounts
   3.1 Use of Authorized Brokers .......................................            3
   3.2 Discretionary Accounts ..........................................            6
   3.3 Reporting .......................................................            6
   3.4 Copying Compliance Department on Statements and Confirms ........            6
4. Trading Restrictions
   4.1 Preclearance Requirements .......................................            7
   4.2 Frequency .......................................................            9
   4.3 Holding Period ..................................................            9
   4.4 Lockout Period ..................................................            9
   4.5 Prohibited Transactions .........................................           10
   4.6 Initial Public Offerings ........................................           10
   4.7 Investment in Partnerships and other Private Placements .........           10
   4.8 Options .........................................................           10
   4.9 Futures .........................................................           11
5. Reporting and Certification Requirements
   5.1 Initial Holdings Report and Certification .......................           11
   5.2 Quarterly Transactions Report for Covered Persons and Interested
          Directors ....................................................           12
   5.3 Quarterly Transactions Report for Independent Directors .........           12
   5.4 Annual Certification for Covered Persons, Interested Directors
       and Independent Directors .......................................           12
6. Administration and Enforcement
   6.1 Review of Personal Trading Information ..........................           12
   6.2 Annual Reports to the Mutual Fund Boards of Directors and
       UBS Global CEOs .................................................           12
   6.3 Sanctions and Remedies ..........................................           13
List of Funds                                                              Appendix A
Trade Request Form  ....................................................   Appendix B
Outside Account Request Form ...........................................   Appendix C
Private Placement Request Form .........................................   Appendix D
Discretionary Account Attestation ......................................   Appendix E
Consultants and Temporary Employee Reporting Requirements ..............   Appendix F
Transaction Requirement Matrix .........................................   Appendix G
List of Authorized Broker-Dealers ......................................   Appendix H
Employee Outside Affiliation / Outside Business Form....................   Appendix I


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UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

UBS GLOBAL ASSET MANAGEMENT-AMERICAS
CODE OF ETHICS

1.   INTRODUCTION

     UBS Global Asset Management ("UBS Global AM")(1) has many important assets. Perhaps the most valuable is its established and unquestioned reputation for integrity. Preserving this integrity demands the continuing alertness of every employee. Each employee must avoid any activity or relationship that may reflect unfavorably on UBS Global AM as a result of a possible conflict of interest, the appearance of such a conflict, the improper use of confidential information or the appearance of any impropriety. Although no written code can take the place of personal integrity, the following, in addition to common sense and sound judgment, should serve as a guide to the minimum standards of proper conduct. This Code of Ethics ("Code") is designed to ensure, among other things, that all employees conduct their personal securities transactions in a manner where clients' interests are placed first and foremost and are consistent with the law. Any conduct that violates this Code is unacceptable and always constitutes an activity beyond the scope of the employee's legitimate employment.

     The Code is designed to detect and prevent conflicts of interests between its employees, officers and directors and its Advisory Clients(2) that may arise due to personal investing activities. UBS Global AM also has established separate procedures designed to detect and prevent insider trading ("Insider Trading Policy and Procedures"), which should be read together with this Code.

     Personal investing activities of "Covered Persons" (defined below) can create conflicts of interests that may compromise our fiduciary duty to Advisory Clients. As a result, Covered Persons must avoid any transaction that involves, or even appears to involve, a conflict of interests, diversion of an Advisory Client investment opportunity, or other impropriety with respect to dealing with an Advisory Client or acting on behalf of an Advisory Client.

     As fiduciaries, Covered Persons must at all times comply with the following principles:

     a. Client Interests Come First. Covered Persons must scrupulously avoid serving their own personal interests ahead of the interests of Advisory Clients. If a Covered Person puts his/her own personal interests ahead of an Advisory Client's, or violates the law in any way, he/she will be subject to disciplinary action, even if he/she is in technical compliance with the Code.

     b. Avoid Taking Advantage. Covered Persons may not make personal investment decisions based on their knowledge of Advisory Client holdings or transactions. The most common example of this is "front running," or knowingly engaging in a personal transaction ahead of an Advisory Client with the expectation that the Advisory Client's transaction will cause a favorable move in the market. This prohibition applies whether a Covered Person's transaction is in the same direction as the transaction placed on behalf of an Advisory Client (for example, two purchases) or the opposite direction (a purchase and sale).

          If you are uncertain whether a real or apparent conflict exists in any particular situation or if you become aware of a violation, you should consult with the Compliance Department immediately.

          This Code applies to each of the UBS Global Advisors and the registered investment companies for which a UBS Global Advisor serves as investment manager, investment advisor and/or principal underwriter ("Funds") that are listed on Appendix A (which may be amended from time to time). The Code sets forth detailed policies and procedures that Covered Persons

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(1)  When used in this Code "UBS Global Asset Management" and "UBS Global AM"
     includes UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. We refer to these entities collectively as UBS Global Advisors.

(2) Advisory Client means any client (including but not limited to mutual funds, closed-end funds and separate accounts) for which UBS Global serves as an investment adviser or sub-adviser, to whom it renders investment advice, or for whom it makes investment decisions.


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UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

          of UBS Global Advisors must follow in regard to their personal investing activities. All Covered Persons are required to comply with the Code as a condition of continued employment.

     Who is subject to the Code?

          Covered Persons. For purposes of this Code, Covered Person is defined as:

          - Each employee, officer and director of a UBS Global Advisor, their spouses and members of their immediate families;(3)

          - An employee, officer or director of any UBS AG affiliate who is domiciled on the premises of UBS Global AM for a period of 30 days or more; and

          - Consultants and other temporary employees hired for a period of 30 days or more whose duties include access to UBS Global AM's technology and systems, and/or trading information in any form, unless they obtain a written exemption from the Compliance Department. Consultants and other temporary employees who are employed for less than a 30-day period, but who have access to UBS Global AM's trading information, will be subject to the reporting requirements described in Appendix G.

          INTERESTED DIRECTORS OF A FUND. Directors of any Fund that is an Advisory Client (current Funds are listed on Appendix A) who are not Covered Persons but who are affiliated with another subsidiary of UBS AG ("Interested Directors") are subject to the following sections of the Code, except if covered by "Independent Directors of a Fund" below:

          Section 5.1  Initial Holdings Report and Certification

          Section 5.2 Quarterly Transactions Report for Covered Persons and Interested Directors

          Section 5.4 Annual Certification for Covered Persons, Interested Directors and Independent Directors

          INDEPENDENT DIRECTORS OF A FUND. Directors of a Fund who are not affiliated with a UBS Global Advisor ("Independent Directors")as well as Interested Directors who do not have access to non-public information regarding the Portfolio Holdings of any fund advised by a UBS Global AM Advisor or who are not involved in making securities recommendations or have access to such recommendations that are not public are subject only to the following sections of the Code:

          Section 5.3  Quarterly Transactions Report for Independent Directors

          Section 5.4 Annual Certification for Covered Persons, Interested Directors and Independent Directors

2.   TYPES OF ACCOUNTS

     2.1 COVERED ACCOUNTS

     "Covered Account" includes any securities account (held at a broker-dealer, transfer agent, investment advisory firm, bank, or other financial services firm) in which a Covered Person has a beneficial interest or over which a Covered Person has investment discretion or other control or influence.(4) Restrictions placed on transactions executed within a Covered Account also pertain to

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(3)  Immediate family includes your spouse, children and/or stepchildren and other relatives who live with you if you contribute to their financial support.

(4) Beneficial interest in an account includes any direct or indirect financial interest in an account.


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UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

     investments held outside of an account over which a Covered Person has physical control, such as a stock certificate.(5)

     2.2 JOINT ACCOUNTS

     Covered Persons are prohibited from entering into a joint account with any Advisory Client.

     2.3 INVESTMENT CLUBS

     Covered persons are prohibited from participating in investment clubs.

3.   ESTABLISHING COVERED ACCOUNTS

     3.1 USE OF AUTHORIZED BROKERS

     Generally, Covered Persons may maintain a Covered Account only with authorized broker-dealers. The current list of Authorized Brokers, which is subject to change from time to time, is included in Appendix I. Any exceptions to this rule must be approved in writing by the Compliance Department (See Appendix C for the appropriate form). However, Covered Persons hired on or before December 31, 2001 and who maintain a Covered Account at an unauthorized broker-dealer that was opened on or before June 30, 2002 may continue to maintain the account with the unauthorized broker. Covered Persons must obtain prior written approval from the Compliance Department to open a futures account.

     Exceptions. The following Covered Accounts may be maintained away from an Authorized Broker without obtaining prior approval. Note: Covered Persons are required to report all Covered Accounts pursuant to the Reporting and Certification Requirements of Section 5 below.

     - Mutual Fund Only Accounts. Any account that permits a Covered Person only to buy and sell shares of open-end mutual funds for which UBS Global AM does not serve as investment adviser or subadviser and cannot be used to trade any other types of securities like stocks or closed-end funds.

     - 401(k) Plans. Any account with a 401(k) retirement plan that a Covered Person established with a previous employer, provided that the investments in the plan are limited to pooled investment options (e.g., open-end mutual funds). A 401(k) plan account that permits you to trade individual securities or invest in pools consisting of securities of a single issuer must be approved by the Compliance Department. The UBS SIP plan or any successor UBS 401(k) plan is not an excepted account within this definition.

     - Investments in the Physical Control of a Covered Person. Covered Persons may maintain physical possession of an investment (for example, a stock certificate).

     -    You must obtain approval to maintain the following Covered Accounts:

     - Investments Directly with Issuers (or their Transfer Agents). Covered Persons may participate in direct investment plans that allow the purchase of an issuer's securities without the intermediation of a broker-dealer provided that timing of such purchases is determined by the plan (e.g., dividend reinvestment plans ("DRIPS")). Such investments must be approved prior to the initial purchase of the issuer's securities. Once approved, you are not required to preclear purchases or sales of shares in the plan, although transactions and holdings must be reported. However, if you withdraw the securities and hold a certificate or transfer them to a brokerage account, subsequent sales are subject to preclearance as well as the 30-day holding period.

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(5)  Covered Accounts also include accounts for which a Covered Person has power of attorney, serves as executor, trustee or custodian, and corporate or investment club accounts.


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UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

     3.2 DISCRETIONARY ACCOUNTS

     Covered Persons must obtain Compliance Department approval in order to open discretionary securities accounts. A discretionary account is one where all investment decisions are made by a third-party who is unrelated to the Covered Person or is not otherwise a Covered Person ("Discretionary Account"). Although Discretionary Accounts are exempt from the provisions of Section 4 (Trading Restrictions) of this Code, they are still Covered Accounts and must comply with all other provisions of this Code, including this Section and Section 5 (Reporting and Certification Requirements). In order to obtain necessary approval to open a Discretionary Account, Covered Persons must provide the following to the Compliance Department:

     - A copy of the signed Investment Advisory Agreement and/or any other relevant documents creating the Account that demonstrate that the fiduciary has full investment discretion; and

     - A signed attestation (See Appendix F) that, if the Covered Person discusses any specific strategies, industries or securities with the independent fiduciary, the Covered Person will pre-clear any related trades that result from the discussion. (Note that if no such discussions take place in advance of transactions, preclearance is not required).

     The Compliance Department will review Discretionary Account trading for abuses and conflicts and reserves the right to cancel approval of a Discretionary Account and to subject all of the account's trades to preclearance and other requirements of this Code. Discretionary Accounts may not be used to undermine these procedures.

     3.3 REPORTING

     Covered Persons must disclose all reportable accounts and investments within 10 calendar days after commencing employment or association with UBS Global Asset Management. Covered Persons will be required to review and update their holdings, securities account transactions and confirm they have read and understand the Code of Ethics quarterly and annually thereafter.

     Initial holdings information must be current as of a date not more than 45 days prior to your hire date. Please note that you cannot conduct personal trades until you have received a log in and password from the iTrade System.

     Covered Persons are responsible for notifying the Compliance Department at the time any Covered Account is opened and immediately upon making or being notified of a change in ownership or account number. The notification should be submitted in writing to the Compliance Department and include the broker name, name of the account, the date the account was opened, account number (if new account) or, if the account number changed, the old number and the new number and the effective date of the change.

     3.4 COPYING THE COMPLIANCE DEPARTMENT ON STATEMENTS AND CONFIRMS

     The Compliance Department receives automatic feeds of trade confirmations and account statements from Authorized Brokers. However, for accounts maintained away from Authorized Brokers, Covered Persons must arrange for the Compliance Department to receive directly from the executing broker-dealer, bank, or other third-party institution duplicate copies of trade confirmations for each transaction and periodic account statements for each Covered Account.


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UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

     Covered Persons are not required to provide duplicate confirms and statements for Mutual Fund Only Accounts.

     If You Cannot Arrange for Duplicate Confirmations or Statements. You may wish to engage in a transaction for which no confirmation can be delivered to the Compliance Department (e.g., a transaction in a privately placed security or a transaction in individual stocks held in a 401(k) plan). These types of transactions require the prior written approval of the Compliance Department and will involve additional reporting requirements.

4.   TRADING RESTRICTIONS

     Security means any interest or instrument commonly known as a security, whether in the nature of debt or equity, including but not limited to any option, futures contract, shares of registered open-end investment companies (mutual funds) advised or subadvised by UBS Global AM, warrant, note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or any participation in or right to subscribe to or purchase any such interest or instrument. For purposes of these trading restrictions and the reporting requirements described in Section 5, the term security does not include direct obligations of the U.S. government , bankers' acceptances, bank certificates of deposit, commercial paper, high-quality short-term debt instruments (including repurchase agreements), or shares of registered open-end investment companies (mutual funds) for which UBS Global AM does not serve as investment adviser or subadviser. (See Appendix (A) for a list of funds advised or subadvised by UBS Global
     AM).

     4.1 PRECLEARANCE REQUIREMENTS

     Covered Persons must obtain prior written approval before purchasing, selling or transferring any security, or exercising any option (except as noted below).

     - The Process. The preclearance process is done electronically through iTrade or in the event the system is down, involves the following three steps:

     - Complete the Form. Covered Persons must complete a Trade Request Form (See Appendix B) and submit it to the Compliance Department before making a purchase, sale or transfer of a security, or exercising an option.

     - Wait for Approval. The Compliance Department will review the form and, as soon as practicable, determine whether to authorize the transaction.

     - Execute Before the Approval Expires. A preclearance approval for a transaction is only effective on the day you receive approval (regardless of time).

     - If your trade is not fully executed by the end of the day, you must obtain a new preclearance approval before your order (or the unfilled portion of your order) can be executed. Accordingly, limit orders and "good 'til cancelled" instructions must be withdrawn by the end of the day, unless a new approval is obtained.

     - Exceptions. Covered Persons do not need to preclear the following types of transactions. Please see the "Transaction Requirement Matrix" in Appendix H for a summary of the preclearance requirements.

          - Open-End Investment Company Shares (Mutual Funds), including funds offered within a 529 College Savings Plan. Purchases and sales of mutual funds do not require preclearance and are not subject to the reporting requirements of Section 5. However, certain holding period requirements apply to open-end registered investment companies advised or subadvised by UBS Global (see
               Section 4.3 herein).

          - Unit Investment Trusts (UITs). Purchases and sales of unit investment trusts do not require preclearance.


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          -    Exchange Traded Funds (ETFs). Purchases and sales of Exchange
               Traded Funds that are based on a broad-based securities index do not require preclearance. Transactions in all other ETFs, including industry or sector-based funds, must be precleared.

          - Certain Corporate Actions. Acquisitions of securities through stock dividends, dividend reinvestments, stock splits, reverse stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions generally applicable to all holders of the same class of securities do not require preclearance.

          - Rights. Acquisition of securities through the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent the rights were acquired through the rights offering and not through the secondary market.

          - UBS Savings and Investment Plan and Third Party 401(k) Plans. Any transaction in these plans is generally exempt from the preclearance requirements, unless the plan permits a Covered Person to trade individual securities (e.g., shares of stock), in which case such transactions are subject to preclearance.

          - UBS AG Securities. Transactions by Covered Persons in UBS securities(6) generally are exempt from the preclearance requirements. Covered Persons who are deemed company insiders are not eligible for this exception and must preclear all purchases and sales of UBS securities. In addition, any Covered Person who possesses material non-public information regarding UBS AG is prohibited from engaging in transactions in UBS securities.

          - Futures and Options on Currencies, Commodities and Broad Based Indices. A Covered Person is not required to preclear futures and options on currencies or on a broad-based securities index.(7)

          - Transactions in Discretionary Accounts. Except under certain circumstances, a Covered Person is not required to preclear transactions in a Discretionary Account.

          - NOTE: All transactions, including those exempt from the preclearance requirement (other than mutual funds), are subject to the reporting requirements (See Section 5).

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(6)  Note that Independent Directors of a mutual fund managed or advised by a
     UBS Global Advisor are prohibited from purchasing or otherwise acquiring or holding any security issued by UBS.

(7) The term "Broad-based Securities Index" is not easily defined. Generally, a Broad-based Securities Index covers a wide range of companies and industries. Only futures and options on a Broad-based Securities Index are exempt from the pre-clearance requirement. The Compliance Department will maintain a list of approved Broad-based Securities Indices and, if you are unsure as to whether a particular index qualifies under the Code, you should consult the Compliance Department.


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     4.2 FREQUENCY

     In order to ensure that Covered Persons are not distracted from servicing Advisory Clients, Covered Persons should not engage in more than 20 transactions per month. (Note: This does not include repetitive transactions such as rolling futures contracts.)

     4.3 HOLDING PERIOD

     If a Covered Person is required to preclear a transaction in a security, he/she also must hold the security for at least 30 days.

     As a result, Covered Persons may not:

     - buy a security or Related Investment within 30 days after selling that security or Related Investment; or

     - sell a security or Related Investment within 30 days after purchasing that security or Related Investment.

     -    Please refer to the Transaction Requirement Matrix in Appendix H.

     Related Investments are investments whose value is based on or derived from the value of another security, including convertible securities and derivative securities such as options, futures and warrants.

     Exceptions.

     a. UITs and ETFs, although not subject to preclearance, must be held for at least 30 days.

     b. Shares of registered open-end investment companies advised or sub-advised by UBS Global must be held for at least 30 days.

     c. If a security has experienced a loss equal to at least 10% of the purchase price, the Covered Person may sell the security in less than 30 days, with prior approval from the Compliance Department.

     d. If you receive restricted stock as part of your compensation, you are not required to hold it for 30 days after it vests.

     4.4 LOCKOUT PERIOD

     Investment Personnel(8) are prohibited from buying, selling or transferring any security if they know that the security, or Related Investment, was purchased or sold on behalf of an Advisory Client five days or less prior thereto or will be purchased or sold on behalf of an Advisory Client within five days therefrom. Personal trades in securities that are effected in close proximity to the addition or deletion of such security to or from a model will be closely scrutinized. Pre-clearance through i-trade should not be equated with pre-clearance of conflicts.

     (i) Covered Persons are prohibited from executing a securities transaction on a day during which any client or fund has a pending or executed "buy" or "sell" in the same security.

     (ii) Trade Reversals. Even if a personal transaction is pre-cleared, such personal transaction is subject to being reversed after-the-fact. Furthermore, as indicated below, the Compliance Department may require any violator to disgorge any profits or absorb any losses associated

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(8)  "Investment Personnel" include Covered Persons who are portfolio managers, research analysts, traders and any other person who, in connection with his or her regular functions or duties, makes or participates in making recommendations to clients regarding the purchase or sale of securities or has functions or duties relating to the making of recommendations regarding purchases and/or sales.


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UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

          with the relevant security. In short, Covered Persons assume the risk (financial or otherwise) associated with any trade reversal.

     (iii) Broad-based Securities Indices. A Covered Person's knowledge that a security will be purchased or sold by an account managed with a quantitative model that tracks the performance of a Broad-Based Securities Index, such as the S&P 500 or the Russell 1000, does not trigger the lockout period. Futures and options transactions on Broad-based Securities Indices or currencies also are exempt from the lockout period.

     (iv) The Chief Compliance Officer may grant individual exceptions at his/her discretion.

     4.5 PROHIBITED TRANSACTIONS

     UBS Global views the following transactions as especially likely to create conflicts with Advisory Client interests. Covered Persons are therefore prohibited from engaging in the following transactions:

     a. Short Sales. Covered Persons are prohibited from entering into a net short position with respect to any security.

     b. Futures. Purchase or sale of futures that are not traded on an exchange, as well as options on any type of futures (exchange-traded or not) are prohibited. This prohibition does not apply to currency forwards (futures or otherwise).

     c. Securities Issued by Suppliers & Vendors. Covered Persons who have information about or are directly involved in negotiating a contract with a supplier or vendor of UBS Global AM may not purchase securities issued by that supplier or vendor.

     4.6 INITIAL PUBLIC OFFERINGS

     Covered Persons are prohibited from acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

     In the event that a Covered Person holds securities in a company that has announced that it will engage in an IPO, he or she must immediately notify the Compliance Department.

     4.7 INVESTMENT IN PARTNERSHIPS AND OTHER PRIVATE PLACEMENTS

     Covered Persons are permitted to acquire interests in general partnerships and limited partnerships, and to purchase privately placed securities, provided they obtain prior approval from the Compliance Department. Once approved, additional capital investments (other than capital calls related to the initial approved investment) require a new approval. Covered Persons requesting permission must complete the Private Placement Request Form (See Appendix D).

     4.8 OPTIONS

     a. Call Options: A Covered Person may purchase a call option on an individual security or ETF only if the call option has a period to expiration of at least 30 days from the date of purchase and the Covered Person either (1) holds the option for at least 30 days prior to sale or (2) holds the option and, if exercised, the underlying security, for a total period of 30 days. (Similarly, if you choose to exercise the option, you may count the period during which you held the call option toward the 30-day holding period for the underlying security or ETF.)

          A Covered Person may sell ("write") a call option on an individual security or ETF only if he/she has held the underlying security (in the corresponding quantity) for at least 30 days (Covered Call).


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UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

     b. Put Options: A Covered Person may purchase a put option on an individual security or ETF only if the put option has a period to expiration of at least 30 days from the date of purchase and the Covered Person holds the put option for at least 30 days. If a Covered Person purchases a put on a security he/she already owns (Put Hedge), he/she may include the time he/she held the underlying security towards the 30-day holding period for the put.

          A Covered Person may not sell ("write") a put on an individual security or ETF.

     c. Options on Broad-Based Indices: Covered Persons may purchase or sell an option on a Broad-based Securities Index ("Index Option") only if the option has a period to expiration of at least 30 days from the date of purchase or sale. A Covered Person may buy or sell an Index Option with a period to expiration of less than 30 days from the date of purchase or sale to close out an open position only if he/she has held the position being closed out for at least 30 days or another exception under Section 4.3 (Holding Period) applies.

     Note: Covered Persons must obtain preclearance approval to exercise an option on an individual security or ETF as well as to purchase or sell such an option.

     4.9 FUTURES

     A Covered Person may purchase and sell exchange-traded futures and currency forwards.

     Purchases and sales of futures contracts on an individual security are subject to the lockout period (See Section 4.4 above). Purchases and sales of all futures contracts are subject to the holding period requirement (See
     Section 4.3 above).

     Note: Covered Persons must obtain preclearance approval to purchase or sell futures contracts on an individual security.

5.   REPORTING AND CERTIFICATION REQUIREMENTS

     5.1 INITIAL HOLDINGS REPORT AND CERTIFICATION

     Within 10 days after a Covered Person commences employment, he/she must certify that he/she has read and understands the Code, that he/she will comply with its requirements, and that he/she has disclosed or reported all personal investments and accounts required to be disclosed or reported. Interested Directors other than Covered Persons are also required to make this report within 10 days of becoming an Interested Director of a Fund.

     Exceptions: Covered Persons are not required to report holdings in:

     - U.S. Registered Open-End Mutual Funds that are not advised or sub-advised by UBS Global (see Appendix A for a list of funds advised or subadvised by UBS Global).

     -    U.S. Government Securities(9)

     -    Money Market Instruments(10)

     - Accounts over which a Covered Person has no direct or indirect influence or control

----------
(9) Covered Persons are required to report transactions in Fannie Maes and Freddie Macs.

(10) Money Market Instruments include bankers' acceptances, bank certificates of deposit, commercial paper, and high-quality short-term debt instruments, including repurchase agreements.

UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

     However, Covered Persons are required to include in initial and annual holdings reports the name of any broker-dealer or bank with which the Covered Person has an account in which any securities are held for his/her direct or indirect benefit.

     5.2 QUARTERLY TRANSACTIONS REPORT FOR COVERED PERSONS AND INTERESTED DIRECTORS

     Within 30 days of the end of each calendar quarter, Covered Persons must file a report of all securities and U.S.-registered open-end mutual fund transactions for which UBS Global serves as adviser or subadviser on a Quarterly Transactions Report unless a duplicate confirmation or similar document was sent to the Compliance Department contemporaneously with the transaction. In addition, Covered Persons are required to report any account opened during the quarter in which securities were held during the quarter (this includes accounts that hold those securities described above in Section 5.1).

     5.3 QUARTERLY TRANSACTIONS REPORT FOR INDEPENDENT DIRECTORS

     Directors of the Funds who are not affiliated with a UBS Global Advisor ("Independent Directors") must file a Quarterly Transactions Report with the Compliance Department only if the Independent Director knew, or in the ordinary course of fulfilling his/her official duties as a director of a Fund should have known, that during the 15 days immediately preceding or following the date of a securities transaction in the Independent Director's Covered Accounts that:

     -    the security was purchased or sold by a Fund; or

     -    a purchase or sale of the security was considered for a Fund.

     Independent Directors must file these reports within ten days of the end of the calendar quarter in which the trade occurred.

     5.4 ANNUAL CERTIFICATION FOR COVERED PERSONS, INTERESTED DIRECTORS AND INDEPENDENT DIRECTORS

     Annually, Covered Persons, Interested Directors and Independent Directors must certify that they have read and understand the Code, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported.

6.   ADMINISTRATION AND ENFORCEMENT

     6.1 REVIEW OF PERSONAL TRADING INFORMATION

     All information regarding a Covered Person's personal investment transactions, including the reports required by Section 5, will be reviewed by the Compliance Department, and all violations will be reported to the Chief Compliance Officer. All such information may also be available for inspection by the Boards of Directors of the Funds, the Chief Executive Officer and Legal Counsel of UBS Global AM, any party to which any investigation is referred by any of the foregoing, a Covered Person's supervisor (where necessary), the Securities and Exchange Commission, any self-regulatory organization of which UBS Global is a member, and any state securities commission.

     6.2 ANNUAL REPORTS TO MUTUAL FUND BOARDS OF DIRECTORS AND UBS GLOBAL CEOS

     The Compliance Department will review the Code at least annually in light of legal and business developments and experience in implementing the Code. The Compliance Department will

UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

     prepare an annual report to the Boards of Directors of the Funds and the CEO of UBS Global AM that:

     - describes issues that arose during the previous year under the Code, including, but not limited to, information about material Code violations and sanctions imposed in response to those material violations;

     - recommends changes in existing restrictions or procedures based on the experience implementing the Code, evolving industry practices, or developments in applicable laws or regulations; and

     - certifies to the Boards that procedures have been adopted that are designed to prevent Access Persons(11) from violating the Code.

     6.3 SANCTIONS AND REMEDIES

     If the Compliance Department determines that a Covered Person or Fund Director has violated the Code, it may, in consultation with senior management, impose sanctions and take other actions deemed appropriate, including issuing a letter of education, suspending or limiting personal trading activities, imposing a fine, suspending or terminating employment, and/or informing regulators if the situation warrants.

     As part of any sanction, the Compliance Department may require the violator to reverse the trade(s) in question and forfeit any profit or absorb any loss from the trade. Senior management will determine the appropriate disposition of any money forfeited pursuant to this section.

----------
(11) "Access Person" is generally defined under Rule 17j-1 under the Investment Company Act to include any director or officer of a fund or its investment adviser, and any employee of a fund's investment adviser who, in connection with his or her regular functions or duties, participates in the selection of a fund's portfolio securities or who has access to information regarding a fund's future purchases or sales of portfolio securities.

UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

LIST OF FUNDS

The names listed in italics are the Trust names and the indented names are the fund names within each Trust.

UBS Cashfund Inc.

UBS Index Trust
     UBS S&P 500 Index Fund

UBS Investment Trust
     UBS U.S. Allocation Fund

UBS Managed Municipal Trust
     UBS RMA New York Municipal Money Fund
     UBS RMA California Municipal Money Fund

UBS Master Series, Inc.
     UBS Money Market Fund

UBS Municipal Money Market Series
     UBS RMA New Jersey Municipal Money Fund

UBS RMA Money Fund, Inc.
     UBS RMA Money Market Portfolio
     UBS RMA U.S. Government Portfolio
     UBS Retirement Money Fund

UBS RMA Tax-Free Fund, Inc.

UBS Series Trust

U.S. Allocation Portfolio (inactive)

Master Trust
     Prime Master Fund
     Tax-Free Master Fund
     Treasury Master Fund

The UBS Funds
     UBS Absolute Return Bond Fund
     UBS Dynamic Alpha Fund
     UBS Emerging Markets Debt Fund
     UBS Emerging Markets Equity Fund
     UBS Global Allocation Fund
     UBS Global Bond Fund
     UBS Global Equity Fund
     UBS Global Frontier Fund
     UBS High Yield Fund

UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

     UBS International Equity Fund
     UBS U.S. Real Estate Equity Fund
     UBS U.S. Bond Fund
     UBS U.S. Equity Alpha Fund
     UBS U.S. Large Cap Equity Fund
     UBS U.S. Large Cap Value Equity Fund
     UBS U.S. Mid Cap Growth Equity Fund
     UBS U.S. Small Cap Equity Fund
     UBS U.S. Small Cap Growth Fund

UBS Relationship Funds
     UBS Absolute Return Bond Relationship Fund  (inactive)
     UBS Absolute Return Investment Grade Bond Relationship Fund (inactive) UBS Corporate Bond Relationship Fund
     UBS Emerging Markets Debt Relationship Fund (inactive)
     UBS Emerging Markets Equity Completion Relationship Fund
     UBS Emerging Markets Equity Relationship Fund
     UBS Enhanced Yield Relationship Fund (inactive)
     UBS Global Aggregate Bond Relationship Fund (inactive)
     UBS Global Equity Relationship Fund (inactive)
     UBS Global (Ex-U.S.) Bond Relationship Fund (inactive)
     UBS Global (Ex U.S.) All Cap Growth Relationship Fund
     UBS Global Securities Relationship Fund
     UBS High Yield Relationship Fund
     UBS International Equity Relationship Fund
     UBS Large Cap Select Equity Relationship Fund Iinactive)
     UBS Opportunistic Emerging Markets Debt Relationship Fund
     UBS Opportunistic High Yield Relationship Fund (inactive)
     UBS Opportunistic Loan Relationship Fund (inactive)
     UBS Short Duration Relationship Fund (inactive)
     UBS Small-Cap Equity Relationship Fund
     UBS U.S. Bond Relationship Fund
     UBS U.S. Cash Management Prime Relationship Fund
     UBS U.S. Core Plus Relationship Fund (inactive)
     UBS U.S. Equity Alpha Relationship Fund
     UBS U.S. Equity Alpha Value Relationship Fund (inactive)
     UBS U.S. Large-Cap Equity Relationship Fund
     UBS U.S. Large Cap Growth Equity Relationship Fund
     UBS U.S. Large Cap Select Growth Equity Relationship Fund (inactive) UBS U.S. Large Cap Value Equity Relationship Fund (inactive)
     UBS U.S. Securitized Mortgage Relationship Fund (inactive)
     UBS U.S. Treasury Inflation Protected Securities Relationship Fund

UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

UBS PACE Select Advisors Trust
     UBS PACE Alternative Strategies Investments
     UBS PACE Global Fixed Income Investments
     UBS PACE Global Real Estate Securities Investments
     UBS PACE Government Securities Fixed Income Investments
     UBS PACE High Yield Investments
     UBS PACE Intermediate Fixed Income Investments
     UBS PACE International Emerging Markets Equity Investments
     UBS PACE International Equity Investments
     UBS PACE Large Co Growth Equity Investments
     UBS PACE Large Co Value Equity Investments
     UBS PACE Money Market Investments
     UBS PACE Municipal Fixed Income Investments
     UBS PACE Small/Medium Co Value Equity Investments
     UBS PACE Strategic Fixed Income Investments
     UBS PACE Small/Medium Co Value Equity Investments

UBS Collective Funds
     UBS ALIS Active Member Fund
     UBS ALIS Retired Member Fund
     UBS All Country World (Ex.-U.S.) Equity Fund
     UBS Bond SurPlus Fund
     UBS Capital Efficient U.S. Pension Liability Active Member Fund UBS Capital Efficient U.S. Pension Retired Member Fund
     UBS Cash Management Prime Fund
     UBS Emerging Markets Bond Completion Fund
     UBS Emerging Markets Growth Equity Fund
     UBS Enhanced Yield Fund
     UBS Extended Strategies Fund
     UBS Global (Ex-U.S.) All Cap Growth Equity Fund
     UBS Global (Ex U.S. and Japan) Bond Fund
     UBS Global (Ex-U.S.) Bond Fund
     UBS Global (Ex-U.S.) Equity Fund
     UBS Global (Ex-U.S.) Equity (Stock Only) Fund
     UBS Global Ex-U.S.) Small Cap Growth Equity Fund
     UBS Global Aggregate Bond Fund
     UBS Global Bond Fund
     UBS Global Equity Fund
     UBS Global Real Estate Securities Equity Fund
     UBS Global Securities Fund
     UBS Multi-Asset Portfolio Fund
     UBS Opportunistic Emerging Markets Bond Fund
     UBS Securitized U.S. Mortgage Fund
     UBS Short Duration Fund

UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

     UBS Stable Value Fund
     UBS U.S. All-Cap Equity Fund
     UBS U.S. Balanced Fund
     UBS U.S. Bond Fund
     UBS U.S. Core Plus Fund
     UBS U.S. Equity Alpha Fund
     UBS U.S. High Yield  Fund
     UBS U.S. Large-Cap Equity Fund
     UBS U.S. Large-Cap Growth Equity Fund
     UBS U.S. Large-Cap Growth Select Equity Fund
     UBS U.S. Large-Cap Select Equity Fund
     UBS U.S. Large-Cap Value Equity Fund
     UBS U.S. Long Duration Credit Fund
     UBS U.S. Mid Cap Growth Equity Fund
     UBS U.S. Pension Liability Active Member Fund
     UBS U.S. Pension Liability Retired Member Fund
     UBS U.S. Real Estate Securities Equity Fund
     UBS U.S. Small Cap Growth Equity Fund
     UBS U.S. Small Cap Equity Fund
     UBS Target Retirement 2045 Fund Series I, II, III, IV
     UBS Target Retirement 2035 Fund Series I, II, III, IV
     UBS Target Retirement 2025 Fund Series I, II, III, IV
     UBS Target Retirement 2015 Fund Series I, II, III, IV

UBS Target Retirement Today Fund Series, I, II, III, IV

CLOSED-END FUNDS
     Fort Dearborn Income Securities, Inc. (FTD)
     Global High Income Fund Inc. (GHI)
     Insured Municipal Income Fund Inc. (PIF)
     Investment Grade Municipal Income Fund Inc. (PPM)
     Managed High Yield Plus Fund Inc. (HYF)
     Strategic Global Income Fund, Inc. (SGL)

FUNDS SUBADVISED BY UBS GLOBAL ASSET MANAGEMENT
     AST UBS Dynamic Alpha Portfolio
     EQ Advisors Trust Growth and Income Portfolio
     GuideStone Funds - International Equity Fund
     ING UBS US Large Cap Equity Portfolio
     John Hancock Funds II Large Cap Fund
     John Hancock Trust Large Cap Trust
     John Hancock Trust Global Allocation Trust
     MFS Diversified Real Return Fund
     Northern Multi-Manager International Equity
     Principal Funds, Inc. LargeCap Value Fund I

UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

     Russell Emerging Markets Fund
     Russell International Developed Markets Fund
     Transamerica UBS Dynamic Alpha Portfolio
     Transamerica UBS Large Cap Value Portfolio
     USAA Growth & Income Fund
     Pacific Select Fund Large-Cap Growth Portfolio
     Pacific Life Fund Large-Cap Growth Portfolio
     Laudus Growth Investors US Large Cap Growth Fund
     SEI International Fixed Income Fund

UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

TRADE REQUEST FORM
(please complete a trade request for each transaction)

I hereby request permission to [ ] BUY   [ ] SELL   [ ] TRANSFER (check one)

the specified security in the company indicated below for my own account or other account in which I have a beneficial interest (direct or indirect) or legal title:

Account Number: ________________________   Broker: _____________________________

Name of Security: ______________________   Ticker Symbol: ______________________

Number of shares, units or contracts or face amount of bonds: __________________

I have read the current Code of Ethics and believe that the above transaction complies with its requirements.

To the best of my knowledge,

     (I) no Advisory Client has purchased or sold the security listed above during the last five days;

     (II) the security indicated above is not currently being considered for purchase or sale by any Advisory Client; and

     (III) the requested transaction will not result in a misuse of inside information or in any conflict of interest or impropriety with regard to any Advisory Client.

Additionally: (Please check any or all that apply)

[ ] This investment is being purchased or sold in a private placement (if so, please complete the "Private Placement Request Form").

[ ] The proposed purchase of the above listed security, together with my current holdings, will result in my having a beneficial interest in more than 5% of the outstanding voting securities of the company. If this item is checked, state the beneficial interest you will have in the company's voting securities after the purchase. __________

I SHALL DIRECT MY BROKER TO PROVIDE A COPY OF A CONFIRMATION OF THE REQUESTED TRANSACTION TO THE COMPLIANCE DEPARTMENT WITHIN 10 DAYS OF THE TRANSACTION.

PERMISSION IS EFFECTIVE ONLY ON THE DAY YOU RECEIVE APPROVAL.


Employee Signature:
                    ----------------------------
Print Name:                                        Date Submitted:
                    ----------------------------                   -------------

UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

Compliance Only

Reviewed by: __________________________________________

[ ] Approved   [ ] Denied   Date: _____________________

UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

OUTSIDE ACCOUNT REQUEST FORM

A Covered Person requesting an exception to maintain or establish an outside account must complete and submit this memorandum to the Compliance Department. Once reviewed by Compliance, the Covered Person will be notified of the terms (if any) of the approval or denial. PLEASE BE SURE TO ATTACH ANY REQUIRED DOCUMENTATION PRIOR TO SUBMITTING THIS FORM TO THE COMPLIANCE DEPARTMENT.

NOTE: EXCEPT FOR THE LIMITED EXCEPTIONS NOTED IN THE UBS GLOBAL ASSET MANAGEMENT CODE OF ETHICS, ALL COVERED ACCOUNTS MUST BE MAINTAINED AT AN AUTHORIZED BROKER(1).

A Covered Account is defined as: any account in which a Covered Person has a beneficial interest, and any account in which a Covered Person has the power, directly or indirectly, to make investment decisions and/or where the Covered Person acts as custodian, trustee, executor or a similar capacity.

1.   Name of Firm(s): __________________________________________________________

2.   Title(2) of Account(s): ___________________________________________________

3.   Type of Account(s): _______________________________________________________

4.   Account Number(s)(3) ______________________________________________________

5. Exceptions may only be granted in limited circumstances. Please check those that apply:

[ ]  A Covered Person is employed by another NYSE/NASD/NFA member firm.

[ ] A previously acquired investment involves a unique securities product or service that cannot be held in an account with an Authorized Broker.

[ ] The funds are placed directly with an independent investment advisory firm under an arrangement whereby the Covered Person is completely REMOVED from the investment decision-making process. (Please attach a copy of the investment management agreement and other documentation granting discretionary authority)

[ ] Other (please explain):

6. A copy of the account(s) statement is attached to this memo. [ ] Yes [ ] No Account Not Open Yet (if the account exists but no statement is attached, please attach additional documentation that explains why).

----------
(1) See Appendix I in the Code of Ethics for the current list of Authorized Brokers.

(2)  Name as it appears on the account.

(3) If this request is to maintain an existing account(s), please list the account number(s). If this request is to establish new account(s) for which you do not have the account number(s), please write "New Account."

UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

7. Any other outside pertinent information that would be helpful in determining whether the request to maintain or establish an outside account should be approved.
________________________________________________________________________________

________________________________________________________________________________


Employee Signature:
                    ----------------------------
Print Name:                                        Date Submitted:
            ------------------------------------                   -------------

Compliance Only

Reviewed by:
             -----------------------------------
Date:
      ------------------------

UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

PRIVATE PLACEMENT REQUEST FORM

As provided in section 4.7 of the UBS Global Asset Management Code of Ethics, if a Covered Person wants to participate in a private placement or a limited partnership, he/she must complete this form and obtain the required approvals prior to investing. A COVERED PERSON MAY NOT PARTICIPATE IN ANY PARTNERSHIP OR PRIVATE PLACEMENT UNTIL HE/SHE RECEIVES WRITTEN PERMISSION FROM THE COMPLIANCE DEPARTMENT. ORAL DISCUSSIONS DO NOT CONSTITUTE APPROVAL UNDER ANY CIRCUMSTANCES.

INVESTMENT INFORMATION:

1.  Name of proposed investment: _______________ Date of investment: ___________

2.  Nature of investment: ______________________________________________________

3.  Amount to be invested: ____________ # of shares: ___________ % ownership: __

4.  Describe terms of investment:

    [ ] Equity  [ ] Debt  [ ] Open-ended  [ ] Specific Maturity date:___________

    Lock-up period? _______________________________

    Further investment contemplated? _________________ Amount? _________________

5.  Are you receiving any favorable terms? _____________________________________

    If Yes, please describe: ___________________________________________________

    ____________________________________________________________________________

6.  Describe how you found out and from whom about the above investment:

    ____________________________________________________________________________

    ____________________________________________________________________________

7.  Was this investment offered to you due to your affiliation with UBS Global?

    [ ] Yes   [ ] No

UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

8. Do you have a position as officer of the company or other duties in connection with the investment?

    [ ] Yes   [ ] No

9. Do you give investment advice to the company or any affiliate of the company?

    [ ] Yes   [ ] No If yes, please describe: __________________________________

    ____________________________________________________________________________

10. Are you informed or consulted about investments made by the company?

    [ ] Yes   [ ] No Describe: _________________________________

11. How frequently will you receive statement/communications regarding the investment?

    ____________________________________________________________________________

12. Is the company privately/publicly held? [ ] Privately   [ ] Publicly

13. If privately held, are you aware of any plan to bring the company public?

    ____________________________________________________________________________

14. Have you informed the company that you are a "restricted person" in the event of an IPO of securities?

    ____________________________________________________________________________

15. Is there connection(s) between the investment and UBS Global AM ?

    [ ] Yes   [ ] No

    If yes, describe fully:_____________________________________________________

    ____________________________________________________________________________

UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

16. To your knowledge, are there any UBS Global clients for whom this is an appropriate investment?

    [ ] Yes   [ ] No

    If yes, describe fully:_____________________________________________________

    ____________________________________________________________________________

17. Describe any UBS clients' connections to this investment?

    ____________________________________________________________________________

18. Are you aware of any conflict between your duties at UBS Global and this investment?

    [ ] Yes [ ] No

    If yes, describe fully:_____________________________________________________

Please attach any relevant reports/statements you can provide which describe this investment.

To the best of my knowledge, the information provided above is accurate. I will notify the Compliance Department immediately of any material changes to the information provided above.

Employee Name (please print):

--------------------------------------------


Signature:
           ---------------------------------
Date:
      ----------------------

UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

MEMORANDUM

Date:

To:

Cc:

From:

Re:

INVESTMENT INFORMATION:

This memo outlines the agreed process for advisory accounts with

________________________________________________________________________________

has discretion over the investment management of your account(s) with them and has supplied a written summary of the current investment policy.

If you discuss specific strategies, industries or securities with them, you agree to pre-clear any related trades that result from your discussion. As long as no discussions are held between you and

UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

_______________________________ relating to specific investments in your account(s) in advance of a transaction, you will not be required to pre-clear your trades. You will, however, continue to be required to submit duplicate forms and Quarterly and Annual Certifications.

In addition, if the nature of your account(s) changes from discretionary to some other type, you will immediately advise the Compliance Department.

Please acknowledge this understanding by signing below.

UBS GLOBAL ASSET MANAGEMENT EMPLOYEE SIGNATURE:


Signature:
           ------------------------------------

Date:
      ----------------------


INDEPENDENT INVESTMENT ADVISOR SIGNATURE:


Signature:
           ------------------------------------

Date:
      ----------------------

COMPLIANCE ONLY


Signature:                                        Date:
           ------------------------------------         ------------------------

           CONSULTANTS AND TEMPORARY EMPLOYEES REPORTING REQUIREMENTS

Consultants and temporary employees who are employed for less than 30 days, but who have access to UBS Global's trading information are subject to the following sections of the Code:

     CONFLICTS OF INTEREST

     Regardless of the period of employment, Consultants and temporary employees are subject to the same fiduciary standards as all other Covered Persons. Consequently, they must ensure that they do not put their interests ahead of Advisory Clients' and avoid making personal decisions based on any knowledge/information they acquire as a result of their employment with UBS Global. For further information, please refer to the Introduction to this Code of Ethics and/or contact the Compliance Department.

SECTION 2.1 REPORT COVERED ACCOUNTS TO COMPLIANCE

     Consultants and temporary employees are required to disclose the name, account number, and firm at which he/she maintains a brokerage account at the time he/she is hired.

SECTION 3.4 COPY THE COMPLIANCE DEPARTMENT ON TRADE CONFIRMATIONS

UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

     Consultants and temporary employees are only required to provide duplicate trade confirmations for each transaction executed during the period of employment.

SECTION 4 TRADING RESTRICTIONS

     Consultants and temporary employees are required to preclear all trades and all transactions are subject to the holding periods, lockout period requirements and other restrictions outlined in this section.

SECTION 5 REPORTING AND CERTIFICATION REQUIREMENTS

     Consultants and temporary employees who wish to trade options are required to submit a list of all personal investments holdings (Initial Holdings Report) at the time they are hired.

TRANSACTION REQUIREMENT MATRIX

The following chart contains many of the common investment instruments, though it is NOT all-inclusive. Please refer to the Code of Ethics for additional information.

                                                          PRECLEARANCE   REPORTING/HOLDING
TRANSACTION                                                 REQUIRED?        REQUIRED?
-----------                                               ------------   -----------------
MUTUAL FUNDS
   Mutual Funds (Open-End) not advised or Subadvised by
      UBS Global                                           No                No
   Mutual Funds (Closed-End)                               Yes               Yes
   Mutual Funds advised or subadvised by UBS Global        No                Yes
   Unit Investment Trusts                                  No                Yes
   Variable & Fixed Annuities                              No                No
EQUITIES
   UBS Stock                                               No                Yes
   Common Stocks                                           Yes               Yes
   ADRs                                                    Yes               Yes
   DRIPS                                                   No                Yes
   Stock Splits                                            No                Yes/N/A

UBS GLOBAL ASSET MANAGEMENT--AMERICAS: CODE OF ETHICS

   Rights                                                  No                Yes
   Stock Dividend                                          No                Yes/N/A
   Warrants (exercised)                                    Yes               Yes
   Preferred Stock                                         Yes               Yes
   IPOs                                                    PROHIBITED        PROHIBITED
   Naked Shorts against a client position                  PROHIBITED        PROHIBITED
OPTIONS (Stock)
   UBS (stock options)                                     No                Yes
   Common Stocks                                           Yes               Yes
   Exchange Traded Funds                                   Yes               Yes
FIXED INCOME
   US Treasury                                             No                No
   CDs                                                     No                No
   Money Market                                            No                No
   GNMA                                                    No                No
   Fannie Maes                                             Yes               Yes
   Freddie Macs                                            Yes               Yes
BONDS
   US Government                                           No                No
   Corporate                                               Yes               Yes
   Convertibles (converted)                                Yes               Yes
   Municipal                                               Yes               Yes
PRIVATE PLACEMENTS                                         Yes               Yes
LIMITED PARTNERSHIPS                                       Yes               Yes
EXCHANGE-TRADED FUNDS
   Broad based ETFs(1)                                     No                Yes
   Industry or Sector Specific ETFs                        Yes               Yes
   All other Exchange Traded Funds                         Yes               Yes

----------
(1)  These are ETFs that are broadly diversified and based on a broad index.

(UBS LOGO)Global Asset Management

                           LIST OF AUTHORIZED BROKERS

1.   UBS Financial Services Inc.

2.   Fidelity Investments

3.   Charles Schwab & Company

4.   TD Ameritrade Investor Services, Inc.

EMPLOYEE OUTSIDE AFFILIATION/ OUTSIDE BUSINESS FORM

UBS Global Asset Management-Americas
Code of Ethics

1.  Name of company: ___________________________________________________________

2.  Nature of business: ________________________________________________________

3.  Functions to be performed: _________________________________________________

4.  Is the company:

    [ ] Privately Held   [ ] Publicly Traded

    If publicly traded, where is its common stock traded (NYSE, AMEX, NASDAQ)?
    ____________

5. Will you have any position as a company officer? [ ] Yes   [ ] No

6.  Position: __________________________________________________________________

    Amount of time to be spent: ________________________________________________

7.  Has UBS Global AM or any subsidiaries asked you to serve as director?

    [ ] Yes   [ ] No

    (If no, please explain your reasons for wanting to serve as director)

    ____________________________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________
    _____________________________________

8.  Do you provide or have you provided any service to the company which would
    conflict with your duties at UBS Global AM? [ ] Yes   [ ] No

    If yes, please describe:

    ____________________________________________________________________________
    ____________________________________________________________________________

9. Will you receive any director's fees or other form of compensation (direct/indirect)?

    [ ] Yes   [ ] No

    a.) Amount:_________________________________________________


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Code of Ethics

    b.) Is this amount standard (same for all directors)? [ ] Yes   [ ] No

    If no, describe how and why it differs:

    ____________________________________________________________________________
    ____________________________________________________________________________
    __________________

10. Do you service any accounts at UBS Global AM for this entity?
    [ ] Yes   [ ] No

    Name                                Account Number

    _________________________________   ______________________________

    _________________________________   ______________________________

    _________________________________   ______________________________

    _________________________________   ______________________________

11. Does UBS Global AM or any subsidiaries do any business (e.g., brokerage,
    advisory, etc.) with the company? [ ] Yes   [ ] No

    If yes, please answer the following:

    a. Who services the account and receives commission? _______________________

    b.  Will you get any payment or benefit from business generated?
        [ ] Yes   [ ] No

    c.  Will you personally direct or influence the placement of business?
        [ ] Yes   [ ] No

    d.  Does the Board of Directors play any direct role in deciding on specific
        investments or where brokerage business is placed? [ ] Yes   [ ] No

    e.  Will you sit on any committee involved with specific investment
        decisions or the placement of brokerage business? [ ] Yes   [ ] No

EMPLOYEE                                COMPLIANCE

Name:                                   Name:
      -------------------------------         ----------------------------------
      (Please Print)                          (Please Print)


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UBS Global Asset Management-Americas
Code of Ethics


Signature:                              Signature:
           --------------------------              -----------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------

(Please complete a trade request for each transaction)

I hereby request permission to:

[ ] BUY   [ ] SELL   [ ] TRANSFER (check one)

the specified security in the company indicated below for my own account or other account in which I have a beneficial interest (direct or indirect) or legal title:

Account Number: ___________________________   Broker: __________________________

Name of Security: _________________________   Ticker Symbol: ___________________

Number of shares, units or contacts or face amount of bonds: ___________________

I have read the current Code of Ethics and believe that the above transaction complies with its requirements.

To the best of my knowledge,

(i) no Advisory Client has purchased or sold the security listed above during the last five days;

(ii) the security indicated above is not currently being considered for purchase or sale by any Advisory Client; and

(iii) the requested transaction will not result in a misuse of inside information or in any conflict of interested or impropriety with regard to any Advisory Client.

Additionally: (Please check any or all that apply)

     [ ] This investment is being purchased or sold in a private placement (if so, please complete the "Private Placement Request Form")

     [ ] The proposed purchase of the above listed security, together with my current holding, will result in my having a beneficial interest in more than 5% of the outstanding voting securities of the company. If this item is checked, state the beneficial interest you will have in the company's voting securities after the purchase. __________________

I SHALL DIRECT MY BROKER TO PROVIDE A COPY OF A CONFIRMATION OF THE REQUESTED TRANSACTION TO THE COMPLIANCE DEPARTMENT WITHIN 10 DAYS OF THE TRANSACTION.


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UBS Global Asset Management-Americas
Code of Ethics

PERMISSION IS EFFECTIVE ONLY ON THE DAY YOU RECEIVE APPROVAL.


Employee Signature:
                    --------------------------------
Print Name:
                    --------------------------------
Compliance Only

Reviewed by:
                    --------------------------------

[ ] Approved   [ ] Denied   Date:

COMPLIANCE DEPARTMENT APPROVAL:

[ ] Based upon the Covered Person's responses on this Private Placement Request Form and any other information noted below* or attached hereto, the Compliance Department hereby APPROVES the Covered Person's request to participate because the investment appears to present no conflict of interest with his/her duties to UBS Global AM Advisory Clients.

[ ] Based upon the Covered Person's responses on this Private Placement Request Form and any other information noted below* or attached hereto, the Compliance Department hereby DISAPPROVES the Covered Person's request to purchase the private placement.

* Please provide any additional relevant information with respect to your approval of the request to purchase this private placement:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Compliance Name (please print):

------------------------------------------


Signature:
           -------------------------------
Date:
      --------------------


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